UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2016

OPIANT PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55330	46-4744124
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 Wilshire Blvd., 12th Floor, Santa Monica, CA 90401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (424) 252-4756

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2016, Opiant Pharmaceuticals, Inc. (the “Company”) amended its employment agreements with Dr. Michael Sinclair, our Executive Chairman (the “Sinclair Amendment”), Dr. Roger Crystal, our Chief Executive Officer (the “Crystal Amendment”), and Mr. Kevin Pollack, our Chief Financial Officer (the “Pollack Amendment”) effective as of January 1, 2016.

The Sinclair Amendment

The Sinclair Amendment to the employment agreement by and between the Company and Dr, Michael Sinclair dated August 6, 2010 amends the original agreement and the subsequent amendments to the agreement effective as of December 31, 2012 and December 31, 2013, respectively. The Sinclair Amendment extends the term of Dr. Sinclair’s employment until December 31, 2016.

From January 1, 2016 until December 31, 2016, Dr. Sinclair will receive a base salary of $350,000. The Company shall pay Dr. Sinclair no less than $265,000 of the base salary earned between January 1, 2016 and December 31, 2016, and all amounts in excess of the amounts actually paid shall accrue, with a minimum of 50% of the balance due being paid by September 30, 2017, and remaining balance paid by March 31, 2018.

Dr. Sinclair shall be eligible to earn an incentive bonus in an amount and structure agreed upon by Dr. Sinclair and the Board of Directors of the Company (the “Board”). The amount of the incentive bonus payment shall be determined based the achievement of specific milestones, representing a combination of both individual management objectives and corporate objectives. The Board shall, in its sole discretion, determine whether such objectives have been achieved, and the amount of Dr. Sinclair’s incentive bonus, if any. Any bonus awarded hereunder shall be paid no later than February 15, 2017 and shall be subject to applicable payroll tax withholdings and deductions.

Subject to the approval by the Board, Dr. Sinclair shall be granted options to purchase shares of the Company’s common stock (the “Options”) with an exercise price per share equal to no less than the fair market value of one share of the Company’s common stock on the date of grant of the Options, as determined by the Board. The Options shall also be subject to the terms and conditions of the Company’s forthcoming stock plan.

The Crystal Amendment

The Crystal Amendment to the employment agreement by and between the Company and Dr. Roger Crystal dated November 26, 2012 amends the original agreement and the subsequent amendments to the agreement effective as of December 31, 2012 and December 31, 2013, respectively. The Crystal Amendment extends the term of Dr. Crystal’s employment until December 31, 2016.

From January 1, 2016 until December 31, 2016, Dr. Crystal will receive a base salary of $593,750. The Company shall pay Dr. Crystal no less than $450,000 of the base salary earned between January 1, 2016 and December 31, 2016, and all amounts in excess of the amounts actually paid shall accrue, with a minimum of 50% of the balance due being paid by September 30, 2017, and remaining balance paid by March 31, 2018.

Dr. Crystal shall be eligible to earn an incentive bonus in an amount and structure agreed upon by Dr. Crystal and the Board. The amount of the incentive bonus payment shall be determined based the achievement of specific milestones, representing a combination of both individual management objectives and corporate objectives. The Board shall, in its sole discretion, determine whether such objectives have been achieved, and the amount of Dr. Crystal’s incentive bonus, if any. Any bonus awarded hereunder shall be paid no later than February 15, 2017 and shall be subject to applicable payroll tax withholdings and deductions.

Subject to the approval by the Board, Dr. Crystal shall be granted options to purchase shares of the Company’s common stock (the “Options”) with an exercise price per share equal to no less than the fair market value of one share of the Company’s common stock on the date of grant of the Options, as determined by the Board.   The Options shall also be subject to the terms and conditions of the Company’s forthcoming stock plan.

The Pollack Amendment

The Pollack Amendment to the employment agreement by and between the Company and Mr. Pollack dated November 26, 2012 amends the original agreement and the subsequent amendments to the agreement dated December 31, 2012 and December 31, 2013, respectively. The Pollack Amendment extends the term of Mr. Pollack’s employment until December 31, 2016.

From January 1, 2016 until December 31, 2016, Mr. Pollack will receive a base salary of $562,500. The Company shall pay Mr. Pollack no less than $425,000 of the base salary earned between January 1, 2016 and December 31, 2016, and all amounts in excess of the amounts actually paid shall accrue, with a minimum of 50% of the balance due being paid by September 30, 2017, and remaining balance paid by March 31, 2018.

Mr. Pollack shall be eligible to earn an incentive bonus in an amount and structure agreed upon by Mr. Pollack and the Board. The amount of the incentive bonus payment shall be determined based the achievement of specific milestones, representing a combination of both individual management objectives and corporate objectives. The Board shall, in its sole discretion, determine whether such objectives have been achieved, and the amount of Mr. Pollack’s incentive bonus, if any. Any bonus awarded hereunder shall be paid no later than February 15, 2017 and shall be subject to applicable payroll tax withholdings and deductions.

Subject to the approval by the Board, Mr. Pollack shall be granted options to purchase shares of the Company’s common stock (the “Options”) with an exercise price per share equal to no less than the fair market value of one share of the Company’s common stock on the date of grant of the Options, as determined by the Board.

The foregoing descriptions of the Sinclair Amendment, Crystal Amendment, and Pollack Amendment  (collectively, the “Amendments”) are qualified in its entirety by reference to the full text of the Amendments, copies of which are filed as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Third Amendment to Employment Agreement with Michael Sinclair, effective as of January 1, 2016.
10.2	Third Amendment to Executive Letter of Reappointment with Roger Crystal, effective as of January 1, 2016.
10.3	Third Amendment to Executive Letter of Appointment with Kevin Pollack, effective as of January 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opiant Pharmaceuticals, Inc.

Dated: April 15, 2016	By:	/s/ Dr. Roger Crystal
Name: Dr. Roger Crystal
Title: President and Chief Executive Officer